TRANSAMERICA SERIES TRUST
Transamerica Janus Mid‑Cap Growth VP (the “portfolio”)
Supplement to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information
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Effective November 1, 2024, the following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus and Statement of Additional Information concerning the portfolio.
Transamerica Asset Management, Inc. (“TAM”), the portfolio’s investment manager, will reduce its management fee schedule and the portfolio’s sub‑adviser will reduce its sub‑advisory fee schedule, as described below.
MANAGEMENT FEE REDUCTION:
TAM will receive compensation from the portfolio, calculated daily and paid monthly, at the annual rates (expressed as a percentage of the portfolio’s average daily net assets) indicated below:

First $250 million	0.805%
Over $250 million up to $750 million	0.76%
Over $750 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.69%
In excess of $2 billion	0.68%
The “Annual Fund Operating Expenses” table included in the “Fees and Expenses” section of the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class	Initial	Service
Management fees[1]		0.77%	0.77%
Distribution and service (12b‑1) fees		None	0.25%
Other expenses		0.07%	0.07%
Total annual fund operating expenses		0.84%	1.09%

[1]	Management fees have been restated to reflect a reduction in management fees effective November 1, 2024.
The “Example” table included in the Prospectus and Summary Prospectus will be deleted in its entirety and replaced with the following:
Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Initial Class	$ 86	$268	$466	$1,037
Service Class	$111	$347	$601	$1,329
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RECENT MANAGEMENT FEE CHANGES:
The following information will be added alphabetically to the sub‑section titled “Recent Management Fee Changes” under the heading “Shareholder Information - Investment Manager” in the Prospectus:
Transamerica Janus Mid‑Cap Growth VP: Effective November 1, 2024, the management fee is 0.805% of the first $250 million; 0.76% over $250 million up to $750 million; 0.75% over $750 million up to $1 billion; 0.69% over $1 billion up to $2 billion; and 0.68% in excess of $2 billion in average daily net assets. Prior to November 1, 2024, the management fee was 0.805% of the first $500 million; 0.77% over $500 million up to $1 billion; and 0.75% in excess of $1 billion in average daily net assets.
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MANAGEMENT FEES:
The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub‑section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” with respect to the portfolio:

Portfolio Name	Percentage of Average Daily Net Assets
Transamerica Janus Mid‑Cap Growth VP	0.805% of the first $250 million 0.76% over $250 million up to $750 million 0.75% over $750 million up to $1 billion 0.69% over $1 billion up to $2 billion 0.68% in excess of $2 billion
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SUB‑ADVISORY FEES:
The following information will revise the corresponding information appearing in the table contained in the “Sub‑Advisory Fees” sub‑section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub‑Advisers” with respect to the portfolio:

Portfolio	Sub‑Adviser	Sub‑Advisory Fees
Transamerica Janus Mid‑Cap Growth VP	Janus Henderson Investors US LLC	0.375% of the first $250 million 0.33% over $250 million up to $750 million 0.32% in excess of $750 million
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Investors Should Retain this Supplement for Future Reference
September 13, 2024